File No. 333-114423

					Filed Pursuant to Rule 497(e) under
                                        the Securities Act of 1933



							November 30, 2017


		    	  Pioneer Short Term Income Fund

	     Supplement to the Prospectus, Summary Prospectus and
	Statement of Additional Information, each dated December 31, 2016


Effective January 1, 2018, the fund is eliminating the front-end sales charge
(load) on Class A shares.

Accordingly, on or after January 1, 2018, Class A shares may be purchased at net asset value without paying an initial sales charge. In addition, Class A shares purchased on or after January 1, 2018 also will not be subject to a contingent deferred sales charge (CDSC).

Effective January 1, 2018, the following replaces the corresponding information in the section "Fees and expenses of the fund" in the "Fund summary":

Shareowner fees
(fees paid directly from your investment)			Class A
-----------------------------------------------------------------------
Maximum sales charge (load) when you buy
shares (as a percentage of offering price)			None
-----------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount you
receive when you sell shares, whichever
is less)							None
-----------------------------------------------------------------------

Effective January 1, 2018, the following replaces the corresponding information in the section "Choosing a class of shares."

Class A shares

	- No initial or contingent deferred sales charge.
	- Distribution and service fees of 0.20% of average daily net assets.

Effective January 1, 2018, the following replaces the corresponding information in the section "Sales charges" found in the Prospectus and Statement of Additional Information.

Class A shares
Effective January 1, 2018, you may purchase Class A shares at net asset value without paying an initial sales charge. In addition, Class A shares purchased on or after January 1, 2018 also will not be subject to a contingent deferred sales charge (CDSC). However, purchases of Class A shares of $500,000 or more that were made prior to January 1, 2018, and that were not subject to an initial sales charge at the time of purchase, may be subject to a contingent deferred sales charge upon redemption. For such purchases made prior to January 1, 2018, a contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi Pioneer on or before March 31, 2004).



					30660-00-1117
					(c) 2017 Amundi Pioneer Distributor, Inc.
					Underwriter of Pioneer mutual funds